SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 19, 1999
                                                        (January 19, 1999)

                              Trustco Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


              0-10592                                   14-1630287
      (Commission File Number)              (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.           Other Events

                  On January 19, 1999, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and fourth quarter results for the period ending December 31, 1998. Attached is a copy of each press release labeled as Exhibits 99(a) and 99(b).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.                Description

                           99(a) Highlights Press Release of January 19, 1999, for the
                                                    period ending  December 31,
                                                    1998,   regarding  year  to
                                                    date  and  fourth   quarter
                                                    results.

                          99(b) Press Release of January 19 1999 for the period ending
                                                    December 31, 1998, regarding
                                                    year  to  date  and  fourth
                                                    quarter results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 19, 1999
                                                 TrustCo Bank Corp NY
                                                 (Registrant)


                                                 By:/s/ Robert T. Cushing
                                                     Robert T. Cushing
                                                     Vice President and
                                                     Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
         99(a)             Highlights Press Release                  5
                           of January 19, 1999,  for
                           the     period     ending
                           December 31, 1998, regarding
                           year to date and fourth
                           quarter results.

         99(b)             Press Release of January                  7
                           19, 1999,  for the period
                           ending  December 31, 1998,
                           regarding year to date and
                           fourth quarter results.

TRUSTCO                                            Exhibit 99(a)
Bank Corp NY                                       News Release
----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668


                    William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611


           TrustCo Announces Full Year and Fourth Quarter 1998 Results

Schenectady, New York - January 19, 1999

TrustCo Bank Corp NY (TrustCo, NASDAQ:TRST) announced record results for 1998. Net income for the full year 1998 was $35.0 million, an increase of $2.8 million or 9% over net income for 1997. Diluted earnings per share were $1.25 for 1998, an increase of 9%, compared to the $1.15 earned in 1997. Return on average assets and return on equity were 1.44% and 21.47% respectively for 1998 and 1.40% and 20.23% respectively for 1997.

Net income for the fourth quarter of 1998 was $8.8 million, an increase of 6% from the $8.2 million reported in the fourth quarter 1997. Diluted earnings per share were $0.31 for the quarter, or 7% greater than the $0.29 per share reported in 1997's fourth quarter. Return on average assets and return on equity for the fourth quarter were 1.42% and 20.90% respectively, compared to 1.40% and 20.34% respectively for the fourth quarter of 1997.

Highlights

Robert A. McCormick, TrustCo's President and Chief Executive Officer, commented on the strong results for the quarter and 1998's exceptional performance. " We are very pleased with 1998's results. The year was highlighted by solid growth in the consumer side of our business, increases in fee income from our Trust Department operations, and diligent expense control. TrustCo is well positioned to take advantage of growth opportunities in the future and also to reach our goal of a 22% return on equity for 1999" Mr.
McCormick said.

"During a period of unparalleled turbulence in the financial markets," Mr. McCormick noted, "TrustCo's formula of providing traditional banking services to communities in the Upstate New York region has served our shareholders well". In 1998, TrustCo continued its branch expansion program with the opening of full-service bank branches in Cobleskill, at the Wal-Mart Plaza, and at Exit 10 of the Northway on Ushers Road. Commenting on the branch expansion program at TrustCo, Mr. McCormick noted, "We continue to focus on expanding our service delivery network through the establishment of additional branches in our marketing territory. While some banks are distracted by opportunities in other parts of the country, TrustCo is very focused on the Upstate New York region as the primary area for expansion. We are pleased with the reception we have received in all of the communities into which we have expanded during the last several years, and believe this success is a clear sign that the Upstate New York region has a strong desire for a traditional bank presence in their communities."

Full Year 1998 Results
Net income for 1998 was $35.0 million, an increase of 9% over the net income of $32.2 million in 1997. The increase in net income and the continued focus on capital management resulted in a return on equity of 21.47% for 1998 and 20.23% for 1997. TrustCo's efficiency ratio for the full year 1998 was 40.26% compared to 40.61% in 1997. Commenting on the efficiency ratio, Mr. McCormick noted, "Our efficiency ratio continues to reflect our focus on reducing operating costs at every level in the organization. The results for 1998 are world class." In addition, TrustCo has paid out approximately 76% of 1998's net income to shareholders in the form of cash dividends on it's common stock as compared to 72% in 1997. Mr. McCormick noted, "The primary focus used by TrustCo to measure our performance is return on equity, because that ratio is a clear indicator of how well we are able to invest and generate returns on the funds that our owners have given to us. For 1998 we achieved a 21.47% return on equity while at the same time providing our owners 76% of our net income in the form of cash dividends. Another measure of our success is the total return that our shareholders received on their TrustCo stock. Based upon information provided by Bloomberg Financial Markets, TrustCo stock achieved a 31.7% total return for 1998. I would consider that a very healthy return on investment under almost any circumstances."

Fourth Quarter Results
Net income of $8.8 million for the fourth quarter 1998 was 6% greater than the $8.2 million for the same period in 1997. Average assets during the quarter increased by $107.8 million or 5% from the comparable period in 1997. Return on equity was 20.90% for the quarter, an increase from the 20.34% in the fourth quarter of 1997. The efficiency ratio for the quarter was 41.92% in 1998 and 41.39% in 1997.

TrustCo Bank Corp NY is a $2.5 billion bank holding company which services the financial needs of customers through its banking subsidiary, Trustco Bank, National Association. Trustco Bank operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, Trustco Bank operates a full service Trust Department with $1.24 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

                                                            # # #

TRUSTCO                                            Exhibit 99(b)
Bank Corp NY                                       News Release
----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668


                    William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

Schenectady, New York - January 19, 1999

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                                                12/98                           12/97
Three Months Ended
         December 31:
         Net Income                                     $       8,762                           8,246

Average Equivalent Shares Outstanding:
         Basic                                             26,795,000                      26,979,000
         Diluted                                           28,014,000                      28,026,000

         Net Income per Share:
         Basic                                          $        0.33                            0.31
         Diluted                                                 0.31                            0.29
                                                                 ====                            ====

Twelve Months Ended
         December 31:
         Net Income                                     $      35,015                          32,175

Average Equivalent Shares Outstanding:
         Basic                                             26,813,000                      27,074,000
         Diluted                                           27,954,000                      27,924,000

         Net Income per Share:
         Basic                                          $        1.31                            1.19
         Diluted                                                 1.25                            1.15
                                                                 ====                            ====

Period End:
Total Assets                                                2,485,080                       2,372,265
Total Nonperforming Loans                                      12,383                          10,652
Total Nonperforming Assets                                     17,557                          19,961
Allowance for Loan Losses                                      54,375                          53,455
Allowance as a Percentage
  of Total Loans                                                4.11%                           4.12%

- Per Share Data has been adjusted for the 15% stock split
  effective August 19, 1998.
                                                        # # #

TRUSTCO BANK CORP NY                                                                           Page 1
SCHENECTADY, NY


(dollars in thousands, except per share data)
                                                                     Three Months Ended
                                                             12/31/98        09/30/98        12/31/97
Summary of operations
   Net interest income (TE)                                   $22,197          22,202          22,216
   Provision for loan losses                                    1,230             450           1,674
   Net securities transactions                                    727             135             643
   Noninterest income                                           6,779           4,580           4,908
   Noninterest expense                                         14,180          11,757          12,324
   Net income                                                   8,762           9,209           8,246

Per common share (1)
   Net income per share:
          - Basic                                                0.33            0.34            0.31
          - Diluted                                              0.31            0.33            0.29
   Cash dividends                                               0.275           0.239           0.239
   Book value at period end                                      6.94            6.93            6.64
   Market price at period end                                   30.00           23.32           23.70

At period end
   Full time equivalent employees                                 480             460             459
   Full service banking offices                                    53              53              51

Performance ratios
   Return on average assets                                      1.42%           1.48            1.40
   Return on average equity (2)                                 20.90           22.26           20.34
   Efficiency (3)                                               41.92           41.00           41.39
   Net interest spread (TE)                                      3.30            3.26            3.49
   Net interest margin (TE)                                      3.79            3.75            3.98
   Dividend payout ratio                                        84.24           69.49           78.26

Capital ratios at period end (4)
   Total equity to assets                                        6.78            6.70            6.92
   Tier 1 risk adjusted capital                                 12.77           12.49           13.43
   Total risk adjusted capital                                  14.06           13.77           14.72

Asset quality analysis at period end
   Nonperforming loans to total loans                            0.94            0.79            0.82
   Nonperforming assets to total assets                          0.71            0.65            0.84
   Allowance for loan losses to total loans                      4.11            4.11            4.12
   Coverage ratio (5)                                             4.4X            5.2X            5.0X

(1)  All share and per share information is adjusted for the 15% stock split declared August, 1998.
(2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(3)  Calculated as noninterest expense (excluding ORE expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding ORE income and net securities transactions).
(4)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

FINANCIAL HIGHLIGHTS, Continued                                                                Page 2


                                                                        Twelve Months Ended
                                                             12/31/98        12/31/97
Summary of operations
   Net interest income (TE)                                   $89,117          88,685
   Provision for loan losses                                    4,610           5,414
   Net securities transactions                                    998            (166)
   Noninterest income                                          21,124          17,388
   Noninterest expense                                         48,765          46,226
   Net income                                                  35,015          32,175

Per common share (1)
   Net income per share:
          - Basic                                                1.31            1.19
          - Diluted                                              1.25            1.15
   Cash dividends                                               0.992           0.863
   Book value at period end                                      6.94            6.64
   Market price at period end                                   30.00           23.70

Performance ratios
   Return on average assets                                      1.44            1.40
   Return on average equity (2)                                 21.47           20.23
   Efficiency (3)                                               40.26           40.61
   Net interest spread (TE)                                      3.33            3.57
   Net interest margin (TE)                                      3.81            4.02
   Dividend payout ratio                                        75.97           72.34


CONSOLIDATED BALANCE SHEETS                                                                    Page 3
(dollars in thousands)


                                                             12/31/98        12/31/97


ASSETS

  Loans, net                                               $1,268,328       1,244,821
  Securities available for sale                               717,410         601,899
  Other short-term investments                                 24,979               0
  Federal funds sold                                          358,000         395,000
                                                       -------------------------------

     Total earning assets                                   2,368,717       2,241,720

  Cash and due from banks                                      41,950          42,740
  Bank premises and equipment                                  17,022          18,609
  Other assets                                                 57,391          69,196
                                                       -------------------------------

     Total assets                                          $2,485,080       2,372,265
                                                       ===============================

LIABILITIES
  Deposits:
     Demand                                                  $154,358         130,345
     Interest-bearing checking                                266,027         240,699
     Savings                                                  660,376         650,601
     Money Market                                              58,061          57,021
     Certificates of deposit > $100 thou                      139,310         112,599
     Other time deposits                                      829,282         830,598
                                                       -------------------------------

       Total deposits                                       2,107,414       2,021,863

  Short-term borrowings                                       147,924         127,850
  Other liabilities                                            43,900          43,727
                                                       -------------------------------

     Total liabilities                                      2,299,238       2,193,440

SHAREHOLDERS' EQUITY                                          185,842         178,825
                                                       -------------------------------

     Total liabilities and
       shareholders' equity                                $2,485,080       2,372,265
                                                       ===============================

Number of common shares
  outstanding, in thousands                                    26,792          23,402


CONSOLIDATED STATEMENTS OF INCOME                                                              Page 4
(dollars in thousands, except per share data)

                                                                      Three Months Ended
                                                             12/31/98        09/30/98        12/31/97

Interest income
     Loans                                                    $27,222          27,726          27,905
     Investments                                               10,758          10,009          10,872
     Federal funds sold                                         4,679           6,439           4,824
                                                       -----------------------------------------------

          Total interest income                                42,659          44,174          43,601

Interest expense
     Deposits                                                  19,907          20,947          20,766
     Borrowings                                                 1,422           1,858           1,455
                                                       -----------------------------------------------

          Total interest expense                               21,329          22,805          22,221
                                                       -----------------------------------------------

          Net interest income                                  21,330          21,369          21,380

Provision for loan losses                                       1,230             450           1,674
                                                       -----------------------------------------------

          Net interest income after
            provision for loan losses                          20,100          20,919          19,706

Net securities transactions                                       727             135             643
Noninterest income                                              6,779           4,580           4,908
Noninterest expense                                            14,180          11,757          12,324
                                                       -----------------------------------------------

Income before income taxes                                     13,426          13,877          12,933
Income tax expense                                              4,664           4,668           4,687
                                                       -----------------------------------------------

Net income                                                     $8,762           9,209           8,246
                                                       ===============================================


Net income per share:
          - Basic                                               $0.33            0.34            0.31
          - Diluted                                              0.31            0.33            0.29

Avg equivalent shares outstanding, in thousands:
          - Basic                                              26,795          26,774          26,979
          - Diluted                                            28,014          27,913          28,026
                                                       ===============================================

CONSOLIDATED STATEMENTS OF INCOME                                                              Page 5
(dollars in thousands, except per share data)

                                                                       Twelve Months Ended
                                                             12/31/98        12/31/97

Interest income
     Loans                                                   $110,635         109,346
     Investments                                               40,879          44,898
     Federal funds sold                                        22,536          17,761
                                                       -------------------------------

          Total interest income                               174,050         172,005

Interest expense
     Deposits                                                  81,596          80,946
     Borrowings                                                 6,751           5,574
                                                       -------------------------------

          Total interest expense                               88,347          86,520
                                                       -------------------------------

          Net interest income                                  85,703          85,485

Provision for loan losses                                       4,610           5,414
                                                       -------------------------------

          Net interest income after
            provision for loan losses                          81,093          80,071

Net securities transactions                                       998            (166)
Noninterest income                                             21,124          17,388
Noninterest expense                                            48,765          46,226
                                                       -------------------------------

Income before income taxes                                     54,450          51,067
Income tax expense                                             19,435          18,892
                                                       -------------------------------

Net income                                                    $35,015          32,175
                                                       ===============================


Net income per share:
          - Basic                                               $1.31            1.19
          - Diluted                                              1.25            1.15

Avg equivalent shares outstanding, in thousands:
          - Basic                                              26,813          27,074
          - Diluted                                            27,954          27,924
                                                       ===============================


CONSOLIDATED AVERAGE BALANCE SHEETS                                                            Page 6
(in thousands)

                                                                      Three Months Ended
                                                             12/31/98        09/30/98        12/31/97

Total assets                                               $2,450,492       2,467,769       2,342,655
Shareholders' equity                                          186,084         182,659         174,110
Total loans                                                 1,323,228       1,316,518       1,290,121
Interest earning assets                                     2,355,604       2,376,702       2,244,266
Interest-bearing liabilities                                2,075,911       2,103,895       1,998,796



                                                                       Twelve Months Ended
                                                             12/31/98        12/31/97

Total assets                                               $2,433,238       2,302,598
Shareholders' equity                                          180,103         167,273
Total loans                                                 1,311,967       1,260,771
Interest earning assets                                     2,338,838       2,204,725
Interest-bearing liabilities                                2,073,276       1,977,442
